Exhibit 10.8.2

When Recorded, Mail To:

Attn: DJ Land Manager

1625 Broadway, Suite 2200

Denver, CO 80202

SECOND AMENDED AND RESTATED

GAS GATHERING AGREEMENT

AGREEMENT ADDENDUM XX

OPCO’S OBLIGATIONS

This AGREEMENT ADDENDUM XX (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “OpCo” as of the date specified below as the “Effective Date,” (b) incorporates the Second Amended and Restated Agreement Terms and Conditions Relating to Gas Gathering Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016 and recorded in the real property records of Weld County, Colorado on                      as                     , and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions, and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

OpCo owns, directly or indirectly, all of the Controlling interest in Colorado River DevCo LP and Green River DevCo LP (collectively, the “Original Subsidiaries”).

Producer desires for OpCo to cause the Original Subsidiaries to provide the Services utilizing the System in order for Producer to obtain a consistent level of service with respect to the gathering of and other Services related to Product that are required by Producer within the Service Area, and OpCo desires to cause the Original Subsidiaries to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

In order for Producer to obtain a consistent level of service with respect to the gathering of and other Services related to Product that are required by Producer within the Service Area, Producer and OpCo hereby enter into this Agreement.

Agreement Addendum XX –Page 1

Second Amended and Restated Gas Gathering Agreement

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, OpCo and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

OpCo	Noble Midstream Services, LLC, a Delaware limited liability company

Effective Date	March 31, 2016

Notices and Payments

Notice Address – General Matters & Correspondence

OpCo:

Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Financial Officer

                        John F. Bookout, IV

Telephone:      (832) 639-7134

Email:              John.Bookout@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       Director of USO Finance,

                        Gerald Free

Telephone:      (303) 228-4174

Email:     Gerald.Free@nblenergy.com

Agreement Addendum XX –Page 2

Second Amended and Restated Gas Gathering Agreement

Notice Address – Operational Matters

OpCo:

Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Operating Officer

                        John C. Nicholson

Telephone:      (281) 876-6186

Email:             John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       Vice President – DJ Business Unit

                        Mark Patteson

Notice Address – Invoicing Matters

OpCo:

OpCo

1001 Noble Energy Way

Houston, TX 77070

Attention:       Ian Dams

Telephone:     (832) 639-7406

Email:     ian.dams@nblenergy.com

Producer:

1001 Noble Energy Way

Houston, TX 77070

Attention:         Director of Revenue Accounting

                           John Nedelka

Telephone:        (281) 872-3120

Email:         John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer	Producer: ABA/Routing Number: 021000021 Account Number: 08805135066 Account Name: Noble Energy, Inc. Financial Institution: JP Morgan Bank Swift: CHASUS33

Agreement Addendum XX –Page 3

Second Amended and Restated Gas Gathering Agreement

1.	Definitions. The term “Original Midstream Co” shall refer to each entity that is both a Midstream Co party to an Agreement related to the gathering of Product and is a subsidiary of OpCo. For the avoidance of doubt, OpCo has no obligations or responsibilities towards or with respect to NBL Midstream Holdings LLC.

2.	OpCo’s Obligations. OpCo shall cause each Original Midstream Co to comply with the obligations of such Original Midstream Co under the Midstream Agreement Addendum to which such Original Midstream Co is a party and the Agreement Terms and Conditions. If at any time, an Original Midstream Co assigns its obligations under a Midstream Agreement Addendum to a Midstream Co Assignee, OpCo shall have no obligations under this Section 1 with respect to such Midstream Co Assignee and shall not be liable for any performance or non-performance by such Midstream Co Assignee.

3.	Coordination of System Plans. Subject to Midstream Co’s rights under Section 13.2, OpCo shall cause the Original Midstream Cos to coordinate their System Plans so that, taken as a whole, the System Plans delivered by all of the Original Midstream Cos satisfy the needs for Services throughout the Service Area, except to the extent OpCo reasonably determines any portion of the Service Area should be serviced by any Midstream Co Assignee.

4.	No Other Obligations. OpCo shall not have any of the rights or be bound by any of the terms of the Agreement Terms and Conditions, except as provided in (a) Section 1 of this Agreement Addendum, and (b) Article 8 and Article 17 of the Agreement Terms and Conditions. No reference to a “Party” or the “Parties” in the Agreement Terms and Conditions shall be deemed to include a reference to OpCo.

5.	Enforcement by OpCo. OpCo shall have the right to enforce all rights of each Original Midstream Cos under the Agreement Addendum to which such Original Midstream Co is a Party.

6.	Notices Delivered to OpCo. All notices and other communications required under the Agreement Terms and Conditions to be delivered to an Original Midstream Co shall be deemed delivered if received by OpCo.

(End of Agreement Addendum XX)

Agreement Addendum XX –Page 4

Second Amended and Restated Gas Gathering Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Gary W. Willingham, Executive Vice President of Noble Energy, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Vickie L. Graham
Notary Public in and for the State of Texas

Agreement Addendum XX – Signature Page 1

Second Amended and Restated Gas Gathering Agreement

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016 by Terry R. Gerhart as Chief Executive Officer of Noble Midstream Services, LLC, a Delaware limited liability company.

/s/ Joanne Garner
Notary Public in and for the State of Texas

Agreement Addendum XX – Signature Page 2

Second Amended and Restated Gas Gathering Agreement